UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)
September 14, 2021
AMKOR TECHNOLOGY, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-29472	23-1722724

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2045 EAST INNOVATION CIRCLE
TEMPE, AZ 85284
(Address of principal executive offices, including zip code)

(480) 821-5000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock, $0.001 par value	AMKR	The NASDAQ Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

EXPLANATORY NOTE

This Amendment to the Current Report on Form 8-K filed by Amkor Technology, Inc. (the “Company”) on September 17, 2021 (the “Original Report”) is being filed to provide information regarding the Separation and Release Agreement entered into between John C. Stone and the Company on September 27, 2021 (the “Agreement”) that was not available at the time that the Original Report was filed. The information previously reported in the Original Report is incorporated herein by reference.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)

As previously disclosed, on September 14, 2021, John C. Stone informed the Company that he intends to retire on March 31, 2022 (the “Retirement Date”).

On September 27, 2021, the Company and Mr. Stone finalized the terms of the Agreement. Under the Agreement, Mr. Stone will receive: (i) continued base salary for a period of 15 months after the Retirement Date; (ii) a pro rata bonus for 2022 under the Amkor Technology, Inc. Amended and Restated Executive Incentive Bonus Plan (the “Bonus Plan”), if earned, when payments are made to participants generally under the Bonus Plan; (iii) costs of outplacement services for up to six months; and (iv) a subsidy for 15 months of COBRA continuation coverage under the Company’s group health insurance plan after the Retirement Date. Mr. Stone’s vested and unvested stock options and unvested shares of time-based restricted stock and performance-vested restricted stock will be treated in accordance with the terms of the applicable award agreements. The Agreement also contains a general release by Mr. Stone and confidentiality, non-competition, non-solicitation, non-disparagement, and other customary provisions.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMKOR TECHNOLOGY, INC.
By:	/s/ Mark N. Rogers
Mark N. Rogers
Executive Vice President, General Counsel and Corporate Secretary

Date: September 28, 2021